Exhibit 32.1

               Certification Pursuant to 18 U.S.C. Section 1350,
                            As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the report of Poster Financial Group, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Timothy N. Poster, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:


            1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  August 12, 2005                           /s/ Timothy N. Poster
                                                  ---------------------------
                                                  Timothy N. Poster
                                                  Chairman of the Board and
                                                  Chief Executive Officer